INVENTORIES	12 Months Ended
Dec. 31, 2022
Classes of current inventories [abstract]
INVENTORIES	INVENTORIES

	As of December 31,
	2022	2021
	US$’000	US$’000
Raw materials and supplies	26,449	23,928
Work in progress	17,945	24,791
Finished goods	86,214	80,078
Total inventories at the lower of cost and net realizable value	130,608	128,797
Inventories recognized as an expense during the year ended 2022, 2021 and 2020 amounted to $387,227, $441,371 and $279,728 respectively.
For the year ended December 31, 2022 and 2020, the amount of $1,119 and $240 were credited to cost of sales when the circumstances, such as copper price fluctuation, that caused the net realizable value of inventory to be lower than its cost no longer existed. For the year ended December 31, 2021, our Company recognized allowance for inventory of $14,136 as an expense in cost of sales for inventories carried at net realizable value.